UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________
FORM 8-K
________________________

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 6, 2015 (December 30, 2014)
Date of Report (Date of earliest event reported)
________________________
FIRST INDUSTRIAL, L.P.
(Exact name of registrant as specified in its charter)
________________________

Delaware	333-21873	39-3924586
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

311 S. Wacker Drive, Suite 3900
Chicago, Illinois 60606
(Address of principal executive offices, zip code)
(312) 344-4300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets.

On December 30, 2014, First Industrial, L.P. (the "Operating Partnership,") sold one industrial property located in Cincinnati, Ohio, comprising approximately 0.5 million square feet of gross leasable area. Gross proceeds from the sale of the industrial property was approximately $7.3 million. The buyer is a real estate investor and is not affiliated with the Operating Partnership.

Item 9.01    Financial Statements and Exhibits.

(b)    Pro forma financial information. The following financial information is submitted at the end of this Current Report on Form 8-K and is filed herewith and incorporated herein by reference:

Summary of Unaudited Pro Forma Consolidated Financial Statements:
Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2014
Unaudited Pro Forma Consolidated Statements of Operations for the Nine Months Ended September 30, 2014 and the Years Ended December 31, 2013, 2012 and 2011
Notes to Unaudited Pro Forma Consolidated Financial Statements

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST INDUSTRIAL, L.P.
By:	FIRST INDUSTRIAL REALTY TRUST, INC.
Its Sole General Partner
By:	/S/ SCOTT A. MUSIL
Scott A. Musil Chief Financial Officer (Principal Financial Officer)
Date: January 6, 2015

FIRST INDUSTRIAL, L.P.
SUMMARY OF UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

On December 30, 2014, First Industrial, L.P. (the "Operating Partnership,") sold one industrial property located in Cincinnati, Ohio, comprising approximately 0.5 million square feet of gross leasable area. Gross proceeds from the sale of the industrial property was approximately $7.3 million. The buyer is a real estate investor and is not affiliated with the Operating Partnership.

The following unaudited pro forma consolidated balance sheet of the Operating Partnership at September 30, 2014 is presented as if the sale of the industrial property had occurred on September 30, 2014. The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2014 and for the years ended December 31, 2013, 2012 and 2011, are presented as if the sale of the industrial property had occurred on January 1, 2011. The unaudited pro forma consolidated financial statements include all necessary adjustments to reflect the effects of the above transaction.

This pro forma consolidated financial information is presented for information purposes only and is not necessarily indicative of what the Operating Partnership's financial results would have been for the periods presented, nor do they purport to represent the future financial results of the Operating Partnership. This pro forma consolidated financial information should be read in conjunction with the Operating Partnership's financial statements as filed with the Securities and Exchange Commission on Form 10-Q for the nine months ended September 30, 2014 and on Form 10-K for the year ended December 31, 2013.

FIRST INDUSTRIAL, L.P.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2014

	Historical (A)	Pro Forma Adjustments		Pro Forma
	(In thousands)
ASSETS
Assets:
Investment in Real Estate:
Land	$611,228	$(952)	(B)	$610,276
Buildings and Improvements	2,130,891	(10,587)	(B)	2,120,304
Construction in Progress	38,066	—		38,066
Less: Accumulated Depreciation	(685,678)	5,486	(B)	(680,192)
Net Investment in Real Estate	2,094,507	(6,053)		2,088,454
Real Estate and Other Assets Held for Sale, Net of Accumulated Depreciation and Amortization	15,413	—		15,413
Investments in and Advances to Other Real Estate Partnerships	201,935	—		201,935
Cash and Cash Equivalents	13,026	6,641	(C)	19,667
Tenant Accounts Receivable, Net	5,057	—		5,057
Investments in Joint Venture	84	—		84
Deferred Rent Receivable, Net	49,368	(67)	(B)	49,301
Deferred Financing Costs, Net	10,584	—		10,584
Deferred Leasing Intangibles, Net	27,841	—		27,841
Prepaid Expenses and Other Assets, Net	76,340	(219)	(B)	76,121
Total Assets	$2,494,155	$302		$2,494,457
LIABILITIES AND PARTNERS' CAPTIAL
Liabilities:
Indebtedness:
Mortgage Loans Payable, Net	$521,304	$—		$521,304
Senior Unsecured Notes, Net	364,837	—		364,837
Unsecured Term Loan	200,000	—		200,000
Unsecured Credit Facility	176,000	—		176,000
Accounts Payable, Accrued Expenses and Other Liabilities	77,184	(167)	(B)	77,017
Deferred Leasing Intangibles, Net	11,266	—		11,266
Rents Received in Advance and Security Deposits	29,083	(199)	(B)	28,884
Dividend Payable	11,886	—		11,886
Total Liabilities	1,391,560	(366)		1,391,194
Commitments and Contingencies	—	—		—
Partners' Capital:
General Partner Preferred Units	—	—		—
General Partner Units	1,024,806	642	(D)	1,025,448
Limited Partners Units	80,905	26	(D)	80,931
Accumulated Other Comprehensive Loss	(3,116)	—		(3,116)
Total Partners’ Capital	1,102,595	668		1,103,263
Total Liabilities and Partners’ Capital	$2,494,155	$302		$2,494,457
The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

FIRST INDUSTRIAL, L.P.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma
	(In thousands except per share data)
Revenues:
Rental Income	$169,496	$(757)	$168,739
Tenant Recoveries and Other Income	56,414	(294)	56,120
Total Revenues	225,910	(1,051)	224,859
Expenses:
Property Expenses	76,077	(399)	75,678
General and Administrative	17,946	—	17,946
Depreciation and Other Amortization	75,237	(376)	74,861
Total Expenses	169,260	(775)	168,485
Other Income (Expense):
Interest Income	2,114	—	2,114
Interest Expense	(51,522)	—	(51,522)
Amortization of Deferred Financing Costs	(2,235)	—	(2,235)
Loss from Retirement of Debt	(522)	—	(522)
Total Other Income (Expense)	(52,165)	—	(52,165)
Income from Continuing Operations Before Equity in Income of Other Real Estate Partnerships, Equity in Income of Joint Ventures and Income Tax Provision	4,485	(276)	4,209
Equity in Income of Other Real Estate Partnerships	10,385	—	10,385
Equity in Income of Joint Ventures	3,508	—	3,508
Income Tax Provision	(192)	—	(192)
Income from Continuing Operations	18,186	(276)	17,910
Income from Continuing Operations Allocable to Participating Securities	(67)	—	(67)
Preferred Unit Distributions	(1,019)	—	(1,019)
Redemption of Preferred Units	(1,462)	—	(1,462)
Income from Continuing Operations Available to Unitholders	$15,638	$(276)	$15,362

Income from Continuing Operations Available to Unitholders - Basic and Diluted Earnings Per Unit	$0.14		$0.13
Weighted Average Units Outstanding - Basic	114,346		114,346
Weighted Average Units Outstanding - Diluted	114,788		114,788
The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

FIRST INDUSTRIAL, L.P.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma
	(In thousands except per share data)
Revenues:
Rental Income	$222,102	$(828)	$221,274
Tenant Recoveries and Other Income	66,834	(376)	66,458
Total Revenues	288,936	(1,204)	287,732
Expenses:
Property Expenses	95,104	(508)	94,596
General and Administrative	23,106	—	23,106
Impairment of Real Estate	1,047	(1,047)	—
Depreciation and Other Amortization	98,824	(478)	98,346
Total Expenses	218,081	(2,033)	216,048
Other Income (Expense):
Interest Income	2,438	—	2,438
Interest Expense	(68,857)	—	(68,857)
Amortization of Deferred Financing Costs	(3,038)	—	(3,038)
Mark-to-Market Gain on Interest Rate Protection Agreements	52	—	52
Loss from Retirement of Debt	(6,423)	—	(6,423)
Total Other Income (Expense)	(75,828)	—	(75,828)
Loss from Continuing Operations Before Equity in Income of Other Real Estate Partnerships, Equity in Income of Joint Ventures and Income Tax Benefit	(4,973)	829	(4,144)
Equity in Income of Other Real Estate Partnerships	11,603	—	11,603
Equity in Income of Joint Ventures	136	—	136
Income Tax Benefit	213	—	213
Income from Continuing Operations	6,979	829	7,808
Gain on Sale of Real Estate	1,030	—	1,030
Provision for Income Taxes Allocable to Gain on Sale of Real Estate	(210)	—	(210)
Preferred Unit Distributions	(8,733)	—	(8,733)
Redemption of Preferred Units	(5,667)	—	(5,667)
Loss from Continuing Operations Available to Unitholders	$(6,601)	$829	$(5,772)

Loss from Continuing Operations Available to Unitholders - Basic and Diluted Earnings Per Unit	$(0.06)		$(0.05)
Weighted Average Units Outstanding - Basic and Diluted	111,646		111,646
The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

FIRST INDUSTRIAL, L.P.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma
	(In thousands except per share data)
Revenues:
Rental Income	$214,595	$(586)	$214,009
Tenant Recoveries and Other Income	60,848	(184)	60,664
Total Revenues	275,443	(770)	274,673
Expenses:
Property Expenses	88,605	(400)	88,205
General and Administrative	24,959	—	24,959
Impairment of Real Estate	(20)	—	(20)
Depreciation and Other Amortization	100,683	(341)	100,342
Total Expenses	214,227	(741)	213,486
Other Income (Expense):
Interest Income	2,940	—	2,940
Interest Expense	(77,794)	—	(77,794)
Amortization of Deferred Financing Costs	(3,252)	—	(3,252)
Mark-to-Market Loss on Interest Rate Protection Agreements	(328)	—	(328)
Loss from Retirement of Debt	(9,684)	—	(9,684)
Total Other Income (Expense)	(88,118)	—	(88,118)
Loss from Continuing Operations Before Equity in Income of Other Real Estate Partnerships, Equity in Income of Joint Ventures, Gain on Change in Control of Interests and Income Tax Provision	(26,902)	(29)	(26,931)
Equity in Income of Other Real Estate Partnerships	7,756	—	7,756
Equity in Income of Joint Ventures	1,559	—	1,559
Gain on Change in Control of Interests	776	—	776
Income Tax Provision	(5,522)	—	(5,522)
Loss from Continuing Operations	(22,333)	(29)	(22,362)
Gain on Sale of Real Estate	3,777	—	3,777
Preferred Unit Distributions	(18,947)	—	(18,947)
Redemption of Preferred Units	(1,804)	—	(1,804)
Loss from Continuing Operations Available to Unitholders	$(39,307)	$(29)	$(39,336)

Loss from Continuing Operations Available to Unitholders - Basic and Diluted Earnings Per Unit	$(0.41)		$(0.41)
Weighted Average Units Outstanding - Basic and Diluted	96,509		96,509
The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

FIRST INDUSTRIAL, L.P.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma
	(In thousands except per share data)
Revenues:
Rental Income	$203,602	$(599)	$203,003
Tenant Recoveries and Other Income	60,224	(192)	60,032
Total Revenues	263,826	(791)	263,035
Expenses:
Property Expenses	89,772	(372)	89,400
General and Administrative	20,508	—	20,508
Restructuring Costs	1,553	—	1,553
Impairment of Real Estate	(8,293)	98	(8,195)
Depreciation and Other Amortization	102,485	(279)	102,206
Total Expenses	206,025	(553)	205,472
Other Income (Expense):
Interest Income	3,990	—	3,990
Interest Expense	(95,103)	—	(95,103)
Amortization of Deferred Financing Costs	(3,785)	—	(3,785)
Mark-to-Market Loss on Interest Rate Protection Agreements	(1,718)	—	(1,718)
Loss from Retirement of Debt	(5,299)	—	(5,299)
Foreign Currency Exchange Loss	(332)	—	(332)
Total Other Income (Expense)	(102,247)	—	(102,247)
Loss from Continuing Operations Before Equity in Other Real Estate Partnerships, Equity in Income of Joint Ventures, Gain on Change in Control of Interests and Income Tax Provision	(44,446)	(238)	(44,684)
Equity in Income of Other Real Estate Partnerships	11,891	—	11,891
Equity in Income of Joint Ventures	980	—	980
Gain on Change in Control of Interests	689	—	689
Income Tax Provision	(450)	—	(450)
Loss from Continuing Operations	(31,336)	(238)	(31,574)
Gain on Sale of Real Estate	1,370	—	1,370
Provision for Income Taxes Allocable to Gain on Sale of Real Estate	(452)	—	(452)
Preferred Unit Distributions	(19,565)	—	(19,565)
Loss from Continuing Operations Available to Unitholders	$(49,983)	$(238)	$(50,221)

Loss from Continuing Operations Available to Unitholders - Basic and Diluted Earnings Per Unit	$(0.58)		$(0.58)
Weighted Average Units Outstanding - Basic and Diluted	85,913		85,913
The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

FIRST INDUSTRIAL, L.P.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

1.    Adjustments to Pro Forma Consolidated Balance Sheet

(A)    Represents the Operating Partnership's historical consolidated balance sheet as of September 30, 2014, which was derived from the Operating Partnership's quarterly report on Form 10-Q for the nine months ended September 30, 2014.

(B)    Represents the Operating Partnership's sale of the industrial property and the necessary adjustments to eliminate the impact of the assets and liabilities associated with the sold industrial property.

(C)    Represents the net proceeds received from the sale of the industrial property.

(D)    Represents the Operating Partnership's sale of the industrial property and the related gain on sale of real estate.

2.    Adjustments to Pro Forma Consolidated Statements of Operations

(A)    Represents the Operating Partnership's historical consolidated statements of operations for the nine months ended September 30, 2014 and the years ended December 31, 2013, 2012 and 2011, which were derived from the Operating Partnership's quarterly report on Form 10-Q for the nine months ended September 30, 2014 and the annual report on Form 10-K for the year ended December 31, 2013, respectively.

(B)    Represents the Operating Partnership's sale of the industrial property and the necessary adjustments to eliminate the impact of historical rental income, tenant recoveries and other income, property expenses, impairment of real estate and deprecation and other amortization associated with the sold industrial property. The adjustments exclude the effect of the gain on sale of real estate that would have been recognized on the sale of the industrial property, as this represents a non-recurring transaction and is excluded for pro forma income statement purposes.